SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

May 20, 2005

Date of Report (Date of earliest event reported)

METALDYNE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12068	38-2513957
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

47659 Halyard Drive, Plymouth, Michigan 48170

(Address of principal executive offices)

(734) 207-6200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2005, Metaldyne Company LLC, a wholly-owned subsidiary of the registrant, entered into an amendment to its Senior Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent (“JPMCB”). The amendment, which is effective as of May 16, 2005, (i) reduces the maximum permitted amount of company’s accounts receivable facility from $250.0 million to $175.0 million and (ii) authorized JPMCB to enter into an intercreditor agreement with General Electric Capital Corporation (“GECC”), as administrative agent under the company’s accounts receivable facility. The accounts receivable facility is currently a $150.0 million facility. The amendment also covered several administrative matters.

The intercreditor agreement between JPMCB and GECC was executed on May 20, 2005. Under the terms of the Receivables Transfer Agreement between GECC and MRFC, Inc., a wholly-owned indirect subsidiary of the registrant, the Receivables Transfer Agreement was automatically amended to (a) eliminate any impact of the Ford Motor Company and General Motors Corporation credit rating downgrades on the customer concentration limits and further increase program availability and (b) increase the applicable margin on LIBOR based drawings from 1.5% to 1.75% (increasing further 0.25% thereafter each 90 days to a maximum of 2.25%) and increase the applicable margin on Base Rate based drawings from 0.5% to 0.75% (increasing further 0.25% thereafter each 90 days to a maximum of 2.25%).

The amendment to the Senior Credit Facilities is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit 99.1	Amendment to Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2005

METALDYNE CORPORATION By: /s/ Jeffrey M. Stafeil Name: Jeffrey M. Stafeil Title: Executive Vice President and Chief Financial Officer

Exhibit 99.1

AMENDMENT NO. 5 AND CONSENT dated as of May 16, 2005 (this “Consent”), to the Credit Agreement dated as of November 28, 2000 (as amended and restated as of June 20, 2002, and as further amended and modified to the date hereof, the “Credit Agreement”), among METALDYNE CORPORATION (“Holdings”), METALDYNE COMPANY LLC (the “Parent Borrower”), the Foreign Subsidiary Borrowers party thereto (together with Holdings and the Parent Borrower, the “Borrowers”), the financial institutions party to the Credit Agreement as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A. (“JPMCB”) as Administrative Agent and Collateral Agent, CREDIT SUISSE FIRST BOSTON, as Syndication Agent and COMERICA BANK, FIRST UNION NATIONAL BANK, NATIONAL CITY BANK and BANK ONE, NA, each as Documentation Agent.

A. Reference is made to the form of Intercreditor Agreement attached hereto as Annex 1 (the “Intercreditor Agreement”), anticipated to be entered into by General Electric Capital Corporation, as Receivables Purchase Agent, and JPMCB, as Lenders’ Agent.

B. Holdings and the Borrowers have requested that the Required Lenders (1) consent to permit Holdings, the Originators and the Receivables Seller to enter into the Receivables Purchase Agreement and the Receivables Transfer Agreement (as applicable) (collectively, the “Receivables Facility”), and to consummate the transactions contemplated thereby, (2) consent to permit Holdings, the Originators and the Receivables Seller to enter into the Replacement Facility as contemplated in Section 2.17(b) of the Intercreditor Agreement, and to consummate the transactions contemplated thereby, and (3) authorize the JPMCB as Lenders’ Agent to enter into the Intercreditor Agreement on behalf of the Lenders.

C. Holdings and the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement in connection with the foregoing.

D.  The Required Lenders are willing to grant such consent and approve such amendments pursuant to the terms and subject to the conditions set forth herein.

E.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, and if not defined in the Credit Agreement or if the context so requires, the meanings assigned thereto in the Intercreditor Agreement.

SECTION 1. Consents. (a) The undersigned Lenders hereby consent to the following:

(a) The entry by Holdings, the Originators and the Receivables Seller into the Receivables Facility and the consummation of the transactions contemplated thereby.

(b) The entry by Holdings, the Originators and the Receivables Seller into the Replacement Facility and the consummation of the transactions contemplated thereby.

SECTION 2. Amendments. (a) The definition of “Permitted Receivables Financing” in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Permitted Receivables Financing” means the sale by the Parent Borrower and certain Subsidiaries (other than Foreign Subsidiaries) of accounts receivables (i)(a) to the Receivables Subsidiary pursuant to the Receivables Sale Agreement and (b) the sale of such accounts receivable (or participation therein) by the Receivables Subsidiary to certain purchasers pursuant to the Receivables Transfer Agreement and (ii) directly (or indirectly through a special purpose subsidiary) to third parties pursuant to third-party financing agreements in transactions constituting “true sales”, provided that the aggregate net investment of the purchasers under the Receivables Transfer Agreement and such third-party financing agreements in such accounts receivable so sold by the Parent Borrower and such Subsidiaries shall not exceed in the aggregate $175,000,000 and, provided further that any such receivables financing described in clause (ii) above shall be satisfactory to the Administrative Agent and the administrative agent under the Receivables Transfer Agreement.

(b) The definition of “Receivables Subsidiary” in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Receivables Subsidiary” means MTSPC, Inc., a Delaware corporation, or any special purpose subsidiary referred to in clause (ii) of the definition of Permitted Receivables Facility.

SECTION 3. Authorization. The undersigned Lenders hereby authorize JPMCB as Lenders’ Agent to enter into the Intercreditor Agreement on behalf of the Lenders.

SECTION 4. Representations and Warranties. Each of Holdings and the Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)        This Consent has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

(b)        After giving effect to this Consent, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)        After giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

SECTION 5. Consent Fee. In consideration of the agreements of the Required Lenders contained in this Consent, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Consent prior to 10:00 AM, New York City time, on May 20, 2005, a consent fee (the “Consent Fee”) equal to 25 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

SECTION 6. Conditions to Effectiveness.  This Consent shall become effective as of May 16, 2005, when (a) the Administrative Agent shall have received (i) counterparts of this Consent that, when taken together, bear the signatures of Holdings, the Parent Borrower and the Required Lenders and (ii) the Consent Fee, (b) the representations and warranties set forth in Section 4 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

SECTION 7. Credit Agreement. Except as specifically provided in this Consent, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Consent shall be a Loan Document for all purposes.

SECTION 8. Applicable Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Consent may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Consent by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Consent.

SECTION 10. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Consent, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 11. Headings. The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first written above.

METALDYNE CORPORATION, By /s/ Jeffrey M. Stafeil Name: Jeffrey M. Stafeil Title: Executive Vice President & Chief Financial Officer

METALDYNE COMPANY LLC, By /s/ Jeffrey M. Stafeil Name: Jeffrey M. Stafeil Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), Individually and as Administrative Agent and Collateral Agent, By /s/ Richard Duker Name: Richard Duker Title: Managing Director